2012 Annual Meeting of Shareholders May 2, 2012 Materion Corporation Exhibit 99.2

MATERION

MATERION

MATERION

MATERION

MAKING A DIFFERENCE

OUR VISION, MISSION AND VALUES

VISION

We will be a global leader in innovative advanced material solutions and services that enable our customers to excel in their markets

MISSION

... in support of our vision:

- We manufacture materials that enable technologies to provide a safer and more sustainable future
- We provide exceptional value to our customers globally through innovative technology and service, and continuous supply chain improvement
- We are passionately focused on being our customers' first choice
- We commit to building a strong financial future for our employees and shareholders, striving to consistently grow revenues and earnings
- We design, manufacture and distribute our products in a safe, environmentally responsible manner

VALUES

... we embrace a set of individual and team values, where:

- Working safely is everyone's first priority
- We collaborate with each other, our customers and our suppliers to create higher value for our customers
- We conduct all business affairs with the highest standard of ethics and integrity
- We leverage disciplined processes and data-driven methods to continuously improve
- We empower individuals and teams to achieve our goals
- We embrace change and reject complacency
- We commit to attracting and developing diverse, global talent, and to creating a culture where all employees can do their best work
- We partner in the betterment of our communities

Forward-Looking Statements
These slides contain (and the accompanying oral discussion will contain) “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.
These statements involve known and unknown risks, uncertainties and other factors that could cause the actual results of the Company to differ materially from the results expressed or implied by these statements, including health issues, litigation and regulation relating to our business, our ability to achieve and/or maintain profitability, significant cyclical fluctuations in our customers’ businesses, competitive substitutes for our products, risks associated with our international operations, including foreign currency rate fluctuations, energy costs and the availability and prices of raw materials, the timing and ability to achieve further efficiencies and synergies resulting from our name change and product line alignment under the Materion name and brand, and other factors disclosed in periodic reports filed with the Securities and Exchange Commission.
Consequently these forward-looking statements should be regarded as the Company’s current plans, estimates and beliefs.
The Company does not undertake and specifically declines any obligation to publicly release the results of any revisions to these forward-looking statements that may be made to reflect any future events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events.

2012 Annual Meeting of Shareholders May 2, 2012 Materion Corporation

2011 Began In a Solid Market Environment
•
New highs in sales and earnings levels
•
Annualized earnings were above $2.00 per share for six
straight quarters
•
Continued healthy, broad-based end market demand

–
Consumer Electronics
–
Automotive Electronics
–
Telecom Infrastructure
–
Industrial & Aerospace
–
Energy
–
Medical
–
Optical Coatings

In A Strong Position To Leverage End Market Growth • Scale larger • Markets diverse • Growth greater • Balance sheet strong • Higher profit levels, more sustainable G-6

A Solid 2011 First Half • First half sales up 29% • Organic growth of 11% • Net income up 26% • Margins expanding G-7

A Dramatically Different Second Half
•
Demand dropped in consumer electronics
•
Widespread inventory adjustments
•
Other markets also weaker
•
Led to a disappointing fourth quarter
•
Business levels down 17%
•
Growth in Energy, Medical and Automotive

First Time To Cross $1.5 Billion In Revenues
•
Sales climbed 17% to $1.5 billion
•
Metal price pass-through accounted for the
majority
•
Organic was 2%, after 11% in the first half
•
Growth for the year in:

–
Telecom Infrastructure
–
Commercial Aerospace
–
Heavy Equipment
–
Energy
–
Medical
–
Automotive

Profits, While Not What We Expected,  Were Solid
•
Net income … $40.0 million
•
EPS … $1.93 per share
•
Included costs of three strategic initiatives

–
Rebranding
–
Beryllium Plant
–
Acquisition of EIS Optics

A Strong Balance Sheet and Added Financial Flexibility
•
Invested $24 million in EIS Optics
•
Cumulative investment, more than $200 million, over 6
years
•
Debt-to-debt-plus-equity at 17%
•
Revolver and metal line expansions
•
On going positive cash generation
•
Flexibility to invest

Today, We Are Initiating a Dividend
•
Dividend is another milestone
•
Recognizing confidence in
•
Yield of 1.2%, is meaningful

–
Growth prospects
–
Convert growth to Earnings
–
Conversion of profit growth to cash
–
Fund organic growth and acquisitions
–
Return cash to shareholders

First Quarter 2012 Off to a Better Start
•
Business levels improving
•
Earnings improving
•
An increase of $19.3 million
•
Up 6% sequentially to $354.0 million
•
Demand improving, especially in consumer electronics
•
Expect stronger quarters going forward

First Quarter Profits Improving
•
Net income was $.30 per share
•
Compares to $.57 per share in 2011
•
And, to $.04 per share in Q-4, 2011
•
Included $.07 per share of costs
•
Business levels and mix changes

–
Hurt comparisons to Q-1, 2011
–
Helped comparisons to Q-4, 2011

Order Entry Improving

•
First Quarter orders up 12%
•
Yet, below what was initially anticipated
•
Still below early 2011 record levels
•
Markets unclear, mixed
•
Expect sequentially stronger quarters
•
Earnings range is $1.95 to $2.10 per share
•
Includes initiative costs
•
Should return to higher profit levels

In Summary,
•
2011 ending, 2012 beginning in a weak market
environment
•
Markets now improving
•
Growth prospects are good
•
Cash flow is solid
•
Balance Sheet is strong
•
Balance of 2012 sequentially better

2012 Annual Meeting of Shareholders May 2, 2012 Materion Corporation

MATERION TODAY:
New Name, Same Strong Performance

12%*
CAGR
Sales
growth
(2005 – 2011)
19%
CAGR
Operating profit
growth
(2005 – 2011)
Successful
Repositioning
of company
* Excludes pass-through metal

Successful Repositioning – Snapshot

2002 2011
Revenues $373M $1.5B
Revenue % in
Advanced Materials
47% 76%
Sales per employee
(thousands)
$200 $506
Debt-to-Debt-Plus-Equity 43% 17%
Working capital *
% of sales
41% 23%
Cyclicality High Lower
Growth Low Higher
* A/R, Inventory & A/P

THESIS Positioned to Deliver Sustainable Long-Term Growth 20 A company with a strong platform… … Leveraging a high value-added business model… … Executing a focused growth plan

Positioned in Diverse Set of High-Growth Markets
21
Growth
Entered multiple leading-edge growth markets since 2002
Defense
Commercial Aerospace
Medical
Devices
Disk Drives
Optics
Telecom
Infrastructure
LED’s
Alternative
Energy
LCD
Space /
Science
Notebooks
Cellular phones
(smartphones),
Tablet computers
Heavy
Equipment

Operating from a Global Platform
Operations in US and
11 Other Countries
Significant  International Sales*
Q-1 2012
38%

• Customers in 50+ countries
• Expanded presence in Asia
* Percentage of value added sales

A Unified Collaborative Organization
• Leveraging the power of Materion across technology,
production, procurement, materials and markets
• Cross-unit teams established for the wireless, LED and
solar photovoltaic markets, with others to follow in 2013
• Businesses are taking advantage of specialized expertise
and production capacity at other Materion locations

THESIS Positioned to Deliver Sustainable Long-Term Growth 24 A company with a strong platform… … Leveraging a high value-added business model… … Executing a focused growth plan

High Value-Added Business Model

1. Identify high growth
secular markets
2. Target the fastest-growing
niches of those markets
3. Expand with
innovative
products
4. Add synergistic
acquisitions
5. Ensure
financial
discipline

1. Identify High Growth Secular Markets

Market
Q1 2012
% of Value-
added Sales
2012
Trends Key Drivers
Consumer Electronics 21%
• Smartphone growth
• Tablet computers & LEDs
• Miniaturization
Industrial Components &
Commercial Aerospace
20%
• New airplane builds & retrofits
• Increasing air travel
• Heavy equipment builds
Defense & Science 14%
• DoD & foreign military budgets
• Demand for communications satellites
• High performance optical devices
Automotive Electronics 9%
• Increasing global car production
• HEV/EV lithium ion battery components
• Engine control & electronic systems
Energy 8%
• Directional drilling
• Rig counts
• Solar, batteries & smart grid devices
Medical 7%
• Glucose testing
• Blood analysis test coating for medical diagnosis
• Diagnostics equipment
Telecommunications
Infrastructure
6%
• Global 3G/4G builds
• Base stations
• Undersea fiber-optics expansion

Unique Global Positions
• Only Fully Integrated Producer of Beryllium and
Beryllium Alloys
– Over 75 years of reserves at Utah
27
Leading Global
Position
• Unique Copper-Nickel-Tin Material ToughMet®
– multiple advanced applications growing at over 30%
annually
• Precision Optical Coatings – Visible to Infrared
Bandwith
– “Go To” Supplier for defense, thermal imaging, space
and medical applications
• High Purity Gold products for Semiconductor
Fabrication (Wireless & LED)
– Offering “full metal management” capabilities
• Blood Analysis Test Coatings for Medical Diagnosis

Continually Develop Innovative Products
• Customer-centric product development
• Active research programs
• New product areas include
– LEDs
– Medical
– Commercial Optics
– Computer Hard Drives
– Alternative Energy
– Science
– Commercial Aerospace
– Hybrid & Electric Vehicles
– Wireless

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A Strong Record of Synergistic Acquisitions
Add complementary
products / technology
Expand market
position
Accretive in
year 1
OMC – shield kit cleaning
TFT – thin film coatings
CERAC – inorganic chemicals
Techni-Met – thin film coatings
Barr – thin film coatings
Academy – precious metals
EIS Optics – thin film coatings
TBD
AMC – metal matrix composites
TBD

Added over $440M to sales and approximately 30% of company profit in 2011
Acquisitions  2005-2012 – Impact

Ensure Financial Discipline

Maintain strong
balance sheet
Debt-to-Debt-Plus-Equity
Maximum 30%
Strong
cash flow
• Cash flow from operations
$30M - $75M annually for
the past five years
• Capex below depreciation
• Reduction in working
capital goal to <20% sales
Resources to
finance
acquisitions of
$50M to $100M
annually
After $228M in acquisitions
21%
17%
12%
0%
10%
20%
30%
2005 2011 2012(F)

THESIS Positioned to Deliver Sustainable Long-Term Growth 31 A company with a strong platform… … Leveraging a high value-added business model… … Executing a focused growth plan 1 2 3

Continuing to Execute Three-Point Strategy 32 1 Grow and diversify the revenue base 2 Expand margins 3 Improve fixed and working capital utilization Increasing Shareholder Value

Financial Goals Next 3-5 Years
Past 3-5 Years Next 3-5 years
Revenue growth – organic 12% >10%
Acquisitions
$35M - $40M
Per year
$50 - $100M
Per Year
Margins (OP % VA) 10% - 14% 14% - 18%
Working capital % sales 23% - 25% <20%
Debt-to-Debt-Plus-Equity 16% - 18% <30%
ROIC (pre-tax) 9% - 12% >20%

2012 Outlook and Guidance Revenues (Billions) EPS 34 $1.5-$1.6 $1.95-$2.10 $1.93 2011 2012 (F) $ 1.5 2011 2012 (F)

IN SUMMARY
Why Invest in Materion Corporation

Positioning
A leader in high-growth markets
Performance
Strong performance record
Growth
Executing three point strategy
• Global player, strong secular market drivers
• Sustainable long-term growth
• Proven business model
• Target, capture niche, then expand
• Clear financial goals, performance
continuing to improve

Questions